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                       INTERIM LOAN AND SECURITY AGREEMENT

                          Dated as of February 28, 1996

                                 by and between


                 NATIONAL WESTMINSTER BANK PLC, NEW YORK BRANCH,
                                    as Lender


                                       and


                         IMC CORPORATION OF AMERICA and
                        INDUSTRY MORTGAGE COMPANY, L.P.,
                                  as Borrowers









- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------





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




                                TABLE OF CONTENTS
                                                                                           Page
                                                                                           ----

SECTION 1.            Definitions..........................................................  1

SECTION 2.            The Advances.........................................................  7

SECTION 3.            Additional Terms and Conditions for All Advances.....................  8

SECTION 4.            Purpose of Advances.................................................. 11

SECTION 5.            Mortgage Files and Custodian; Secured Obligations.................... 11

SECTION 6.            Representations and Warranties....................................... 12

SECTION 7.            Rights of Lender; Limitations on Lender's Obligations................ 15

SECTION 8.            Covenants............................................................ 15

SECTION 9.            Repayment of Advances If Mortgage Loan Found Defective............... 20

SECTION 10.           Release of Mortgage Files Following Payment of Secured Obligation(s). 20

SECTION 11.           Servicing Matters.................................................... 20

SECTION 12.           No Oral Modifications; Successors and Assigns........................ 21

SECTION 13.           Delinquent Mortgage Loans............................................ 21

SECTION 14A.          Events of Default.................................................... 21

SECTION 14B.          Events of Termination................................................ 23

SECTION 15.           Remedies Upon Default or Termination................................. 23

SECTION 16.           Indemnification and Expenses......................................... 25

SECTION 17.           Takeouts and Releases of Collateral.................................. 27

SECTION 18.           Power of Attorney.................................................... 27



SECTION 19.           No Duty on Lender's Part............................................. 27

SECTION 20.           Limitation on Duties Regarding Preservation of Collateral............ 28

SECTION 21.           Powers Coupled with an Interest...................................... 28

SECTION 22.           Severability......................................................... 28

SECTION 23.           Notices.............................................................. 28

SECTION 24.           Paragraph Headings................................................... 28

SECTION 25.           No Waiver; Cumulative Remedies....................................... 28

SECTION 26.           Assignment........................................................... 29

SECTION 27.           Counterparts......................................................... 29

SECTION 28.           Agreement Constitutes Security Agreement............................. 29

SECTION 29.           Hypothecation or Pledge of Collateral................................ 29

SECTION 30.           Waivers.............................................................. 29

SECTION 31.           Further Assurances................................................... 30

SECTION 32.           Governing Law........................................................ 30


Schedules and Exhibits

Schedule 1            Representations and Warranties of the Related
                      Borrower in Respect of each of the Mortgage Loans

Exhibit A             Secured Note
Exhibit B-1           Notice of Extension
Exhibit B-2           Opinion of Counsel
Exhibit B-3           Secured Note Endorsement
Exhibit C             Opinion of Counsel
Exhibit D             Notice of Borrowing


                       INTERIM LOAN AND SECURITY AGREEMENT

               INTERIM LOAN AND SECURITY AGREEMENT, dated as of February 28, 1996 (as amended, supplemented or otherwise modified from time to time in accordance herewith, this "Agreement"), between (i) National Westminster Bank Plc, New York Branch, a Branch duly licensed under the laws of the State of New York of a public limited company organized under the laws of the United Kingdom (the "Lender"), and (ii) Industry Mortgage Company, L.P., a Delaware limited partnership (the "Parent"), and IMC Corporation of America, a Delaware corporation and a wholly-owned subsidiary of the Parent (the "Subsidiary" and, together with the Parent, the "Borrowers").

                              PRELIMINARY STATEMENT

               WHEREAS, the Lender has agreed, subject to the terms and conditions contained herein, to provide interim funding from time to time to finance the origination or acquisition of fixed rate and adjustable rate first and second lien mortgage loans (the "Mortgage Loans"), which Mortgage Loans (and the remainder of the Collateral (as defined herein)) are to be pledged to secure the Advances to be made by the Lender hereunder;

               NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

               SECTION 1. Definitions. In addition to the terms defined above, the following capitalized terms shall have the meanings set forth in this Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Custodial Agreement. (Terms defined in the singular have the same meanings when used in the plural and vice versa.)

               ADJUSTED LIBOR: With respect to each Interest Accrual Period, the rate obtained by dividing (i) LIBOR for the related Interest Accrual Period by
(ii) a percentage equal to one minus the stated maximum rate (stated as a decimal) of all reserves required to be maintained against "Eurodollar (London) liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect (or against any other category of liabilities that includes deposits by reference to which the interest rate on Advances is determined or any category of extensions of credit or other assets that includes loans by a non-United States office of the Lender to United States residents) or by any other requirement of law relating to reserve or capital adequacy requirements.

               ADVANCE: An advance in a minimum amount of $500,000 and secured by the Collateral.

               AFFILIATE:   With  respect  to  any  Person,   any  other  Person
controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

               AGREEMENT: This Interim Loan and Security Agreement, dated as of February 28, 1996, between the Lender and the Borrowers.

               APPLICABLE SPREAD: [certain confidential information has been omitted and filed separately with the Commission pursuant to a Request for Confidential Treatment]


               On each date of determination on which there exists a Total Net Worth Deficiency, the Applicable Spread will be [certain confidential information has been omitted and filed separately with the Commission
pursuant   to a Request for Confidential Treatment]
 .

               BORROWERS: Industry Mortgage Company, L. P., a Delaware limited partnership, and IMC Corporation of America, a Delaware corporation and a wholly-owned subsidiary of the Parent.

               BUSINESS DAY: A day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to be closed or on which the New York Stock Exchange is closed. When used with respect to the determination of LIBOR, a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

               CERTIFICATES: The mortgage pass-through certificates to be issued by the related Designated Trust.

               CLOSING DATE:  February 28, 1996.

               COLLATERAL: The Mortgage Loans; any and all cash deposited by the Borrowers in any cash collateral account securing any of the Borrowers' obligations established by the Custodian for the benefit of the Lender, including without limitation the Concentration Account; any and all interest of the Borrowers in a Servicing Agreement, the Borrowers' interest in any fire, casualty, flood or hazard insurance policies and awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as such relates to the Mortgage Loans; cash and non-cash proceeds of the Collateral and the documents pertaining thereto, together with whatever is receivable or received when the Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing; all of the Borrowers' interest in any Hedge Transactions; and the collateral relating to any Residual Facility.

               Collateral shall not include the residual Certificates issued by any Designated Trust except to the extent that any such residual Certificates are used as collateral to secure the loan made pursuant to a Residual Facility.

               CONCENTRATION ACCOUNT: The segregated cash collateral account or accounts established by the Borrowers and maintained with the Custodian for the benefit of the Lender, into which all proceeds of the Collateral shall be deposited on a daily basis upon the occurrence of a Default, an Event of Default or an Event of Termination. Neither Borrower shall withdraw funds from a Concentration Account without the prior written consent of the Lender.

               CUSTODIAL AGREEMENT: The Custodial Agreement, dated as of the date of this Agreement, among the Borrowers, the Lender and the Custodian.

               CUSTODIAN: The First National Bank of Boston.

               DEFAULT: An event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default hereunder.

               DEFAULT SPREAD: [certain  confidential  information    has   been
omitted and filed separately with the Commission pursuant to a Request for Confidential Treatment]

               DESIGNATED SALE: A sale of Mortgage Loans as whole loans.

               DESIGNATED TRUST: A trust in which Mortgage Loans will be included and which shall issue Certificates.

               ELIGIBLE MORTGAGE LOANS: Any Mortgage Loan (i) as to which no default, whether monetary or non-monetary, exists (except to the extent that requirement (iv) below is subject to Section 3(g) and Section 13), (ii) as to which the Custodian is in possession of the Mortgage Loan Documents as provided herein and in the Custodial Agreement, (iii) that is covered by a standard hazard insurance policy (that also provides for fire and extended coverage, if applicable) and, if the related Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration, if obtainable with respect to such property, with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a second priority Mortgage loan, with the outstanding principal balance of the related first priority Mortgage loan), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis (where available) or
(C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, (iv) that is less than two contractual payments delinquent and (v) that is otherwise acceptable to the Lender in its sole discretion.

               Requirement  (iv)  listed  above is subject  to Section  3(g) and
Section 13.

               ELIGIBLE TAKEOUT: A Securitization or Designated Sale with respect to which net proceeds exceed $75 million.

               ERISA: The Employee Retirement Income Security Act of 1974, and all rules and regulations from time to time promulgated thereunder.

               EVENT OF DEFAULT: Has the meaning provided in Section 14A hereof.

               EVENT OF TERMINATION: Has the meaning provided in Section 14B hereof.

               FEDERAL FUNDS RATE: For any day, a fluctuating per annum rate of interest equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

               FUNDING DATE:  Each date on which an Advance is made.

               FUNDING PERIOD: From the date of this Agreement to the Funding Termination Date. If the Funding Termination Date is extended in accordance with
Section 3(a) hereof, the Funding Period shall be the period beginning with the date of such extension to the extended Funding Termination Date as so provided therein.

               FUNDING TERMINATION DATE: February 28, 1997.

               GAAP: Generally accepted accounting principles in the United States of America in effect from time to time.

               GUARANTY: The Guaranty of the Parent, dated the date hereof, in favor of the Lender, guaranteeing the payment and performance of the Subsidiary under this Agreement and the Note.

               HEDGE TRANSACTION: Any transaction between the Lender and the Parent or between the Lender and the Subsidiary entered into under an ISDA Master Agreement between such parties.

               INDEBTEDNESS: When used with reference to a Person, any indebtedness or other obligation created, incurred, assumed or guaranteed by a party or with respect to which such Person has become liable, directly or indirectly, contingently, secondarily or otherwise (other than by endorsement of instruments in the course of collection), including, without limitation, liability by way of agreement to sell and repurchase any asset, liability relating to the issuance of letters of credit or other forms of payment guarantee or otherwise to insure a creditor against loss, and any indebtedness representing or incurred to finance the acquisition of any asset acquired by such Person or to enable such Person to make a loan or extend credit to any other party. For purposes of this definition, "Indebtedness" shall not include the Borrower's purchase obligations which have not yet become due.

               INTEREST ACCRUAL PERIOD: With respect to any Interest Payment Date, the period from and including the immediately preceding Interest Payment Date to and excluding such Interest Payment Date; provided, however, that the first Interest Accrual Period shall be from the initial Funding Date until March 7, 1996.

               INTEREST PAYMENT DATE: The fifth Business Day of each calendar month commencing on March 7, 1996.

               LENDER: National Westminster Bank Plc, New York Branch, a Branch duly licensed under the laws of the State of New York of a public limited company organized under the laws of the United Kingdom.

               LIBOR: With respect to each Interest Accrual Period, the offered quotation, if any, to first-class banks in the London interbank Eurodollar market by the Lender in good faith for one-month U.S. dollar deposits of amounts comparable to the principal amount of the Advance for which LIBOR is being determined, with maturities comparable to such Interest Accrual Period, as of the LIBOR Determination Date.

               LIBOR DETERMINATION DATE: With respect to each Advance and the first Interest Payment Date for such Advance, approximately 10:00 a.m. (New York City time) two Business Days prior to the Funding Date for such Advance, and with respect to each Payment Date thereafter, approximately 10:00 a.m. (New York City time) two Business Days prior to the commencement of the related Interest Accrual Period.

               LIMITED PARTNERSHIP AGREEMENT: With respect to the Parent, the limited partnership agreement dated as of November 1, 1995, as amended from time to time.

               MATURITY DATE: With respect to each Advance, the earliest of (i) the last day of the six-month period beginning on the related Funding Date, (ii) the Funding Termination Date, (iii) the date of the related Securitization and
(iv) the date of the related Designated Sale.

               MAXIMUM AMOUNT ADVANCED: An amount equal to the lesser of (i) the Maximum Funding Amount and (ii) the lesser of (a) the outstanding principal balance of the Mortgage Loans and (b) 95% of the aggregate market value of the Mortgage Loans (as determined by the Lender in its sole discretion).

               On each Funding Date on which there exists a Total Net Worth Deficiency, the Lender, at its sole option, may deem the Maximum Amount Advanced to be an amount equal to the lesser of (i) the Maximum Funding Amount and (ii) the lesser of (a) the outstanding principal balance of the Mortgage Loans and
(b) 90% of the aggregate market value of the Mortgage Loans (as determined by the Lender in its sole discretion).

               For purposes of this definition, "Mortgage Loans" shall not include those Mortgage Loans the Advances relating to which have not been repaid in full on the related Maturity Date.

               MAXIMUM FUNDING AMOUNT: An amount equal to (i) for the period from the date of the Agreement to and including the Funding Termination Date, $100,000,000, and (ii) if the Funding Termination Date is extended in accordance with Section 3(a) hereof, for each subsequent Funding Period the amount specified in the Notice of Extension of Agreement delivered in accordance with Section 3(a) hereof in respect of such Funding Period.

               MORTGAGE  LOAN  DOCUMENTS:  All   documents   and   instruments
evidencing and relating to the Mortgage Loans and delivered to the Custodian pursuant to the Custodial Agreement.

               MORTGAGE LOANS: The Mortgage Loans delivered to the Custodian and held by it on behalf of the Lender as Collateral for the repayment of the Secured Obligations.

               NY UCC: The Uniform Commercial Code as in effect in the State of New York from time to time.

               PARTICIPATION: A sale by the Lender of a participation interest (not to exceed 50%) in the Secured Note pursuant to Section 26 hereof.

               PERSON: Includes any of the following: Natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

               PLAN: An "employee benefit plan" or "governmental plan" as such terms are defined in Section 3(3) of ERISA.

               REFINANCED MORTGAGE LOANS: Mortgage Loans which were made by either of the Borrowers or an Affiliate of the Borrowers in connection with the refinancing of a mortgage loan previously made by such Borrower or such Affiliate as to which at the time of such refinancing any monthly payment due thereunder was thirty (30) or more days past the date such monthly payment was first due.

               RESIDUAL FACILITY: Any of the facilities between Lender and the Parent pursuant to which Lender has agreed to provide financing for the general corporate purposes of the Parent the advances on which are secured by residual and/or interest-only mortgage pass-through certificates.

               SECURED NOTE: The secured promissory note of the Borrowers in the form attached hereto as Exhibit A.

               SECURED OBLIGATIONS: The Advances, all renewals, increases, extensions, modifications, rearrangements or restatements thereof, and all other debts, liabilities, obligations, covenants and duties owing, arising, due or payable from Borrowers to Lender of any kind or nature, present or future, arising under or with respect to this Agreement, any Hedge Transaction, any Residual Facilities or any of the other Transaction Documents, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrowers under any of the Transaction Documents.

               SECURITIZATION: A transaction pursuant to which Certificates are issued by a Designated Trust.

               SERVICING AGREEMENT: A Servicing Agreement between the Lender and the Borrowers relating to the Mortgage Loans and entered into pursuant to
Section 11 hereto.

               TOTAL NET WORTH DEFICIENCY: Shall mean that the Parent's total net worth is below the sum of (i) $7.54 million and (ii) 50% of the difference between (a) the net income of the Parent from December 31, 1994 through the most recently ended fiscal quarter (no loss considered) and (b) the tax distributions made by the Parent during such period pursuant to the Limited Partnership Agreement.

               TRANSACTION DOCUMENTS: This Agreement, the Guaranty, any Hedge Transaction, the Servicing Agreement, if any, the Secured Note and the Custodial Agreement.

               UNDERWRITING GUIDELINES: The underwriting guidelines of the Borrowers, as delivered to the Lender.

               SECTION 2. The Advances. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrowers from time to time an aggregate principal amount not to exceed at any one time outstanding the Maximum Funding Amount. Each Advance shall be made (i) on a Business Day that is prior to the Funding Termination Date and (ii) in all amount which is not less than $500,000 and which, when added to the outstanding principal amount of aggregate Advances, does not exceed the Maximum Amount Advanced; provided that:

                     (a) the  representations and warranties of the Borrowers in
        Section 6 hereof and Schedule 1 hereto shall be true and correct on and as of such Funding Date and each date thereafter;

                     (b) no Event of Termination shall have occurred and no Default or Event of Default shall have occurred and be continuing or would exist after the making of any Advance on such Funding Date;

                     (c) if requested by the Lender, the Lender shall have conducted a due diligence review of the mortgage files relating to the Mortgage Loans, the results of which shall have been satisfactory to the Lender, including, without limitation, that the Mortgage Loans conform to the Borrowers' then current Underwriting Guidelines;

                     (d) the Lender shall have received (i) a timely Notice of Borrowing as provided in Section 3(b) hereof, (ii) a Trust Receipt and Certification from the Custodian as provided in Section 3(b) hereof to the effect that the Custodian has received and reviewed (in accordance with the Custodial Agreement) the Mortgage Loan Documents for the Mortgage Loans to which the Advance proposed to be made on such Funding Date relates and has found no material deficiencies in such Mortgage Loan Documents as so reviewed, and (iii) in connection with the first Advance, (A) a legal opinion from counsel to the Borrowers, in the form of Exhibit C attached hereto (which opinion also shall be delivered to the Lender on each subsequent Funding Date if so requested by it), (B) the Secured Note, (C) written consent of the general partner of the Parent authorizing the transactions contemplated hereby, (D) written consent of the board of directors of the Subsidiary authorizing the transactions contemplated hereby, (E) the Custodial Agreement duly executed by the parties thereto and (F) the Guaranty duly executed by the Parent;

                     (e) the Lender shall not have determined, in its sole discretion, that the Securitization or Designated Sale, as the case may be, is not reasonably likely to be completed on substantially the terms agreed upon at the time of the specifying of the Securitization or Designated Sale, as the case may be, hereunder;

                     (f) all fees and expenses payable on or prior to the date hereof to the Lender pursuant hereto shall have been paid;

                     (g) any general conditions for the making of Advances specified in Section 3 below, as appropriate, shall have been satisfied and will continue to be satisfied following the making of such Advance;

                     (h) in connection with the first Advance, each of the Borrowers shall have delivered to the Lender a list of the entities from whom the Borrowers have purchased in excess of $10 million of mortgage loans (by outstanding principal balance) (each of such lists, as amended from time to time, an "Approved Seller List");

                     (i) if  either  Borrower  intends  to use a  portion  of an
        Advance to purchase Eligible Mortgage Loans with an outstanding principal balance in excess of $10 million from an entity not listed on the related Approved Seller List, such Borrower shall have notified the Lender of the identity of such entity at least three Business Days prior to the related Funding Date and, if the Lender so requests at least two Business Days prior to such Funding Date, the Lender shall have completed a due diligence review of the Mortgage Files related to such Eligible Mortgage Loans, the result of which shall have been satisfactory to the Lender; and

                     (j) all information with respect to the Borrowers provided to the Lender by the Borrowers or by any party at the request of the Borrowers shall be true and correct in all material respects to the best of Borrowers' knowledge and belief.

               SECTION 3. Additional Terms and Conditions for All Advances.

               (a) Each outstanding Advance shall mature on the related Maturity Date, and the obligation of the Lender to make any Advances hereunder shall terminate on the Funding

Termination Date; provided that the Funding Termination Date may be extended from time to time, in the sole and absolute discretion of the Lender, upon (i) the execution and delivery by the parties hereto of a Notice of Extension of Agreement substantially in the form of Exhibit B-1 annexed hereto, (ii) the delivery to the Lender of an opinion of counsel to the Borrowers substantially in the form of Exhibit B-2 annexed hereto and (iii) in connection with an increase of the Maximum Funding Amount to an amount greater than the then maximum principal amount of the Secured Note, the execution and delivery by the parties hereto of an Endorsement to the Secured Note, substantially in the form of Exhibit B-3 hereto.

               (b) If a Borrower wishes to receive an Advance, then such Borrower shall give the Lender written notice by no later than 5:00 p.m. (New York City time) on the third Business Day prior to the related Funding Date of the amount of such Advance to be requested on such Funding Date by delivering a Notice of Borrowing substantially in the form of Exhibit D attached hereto, and the Custodian shall have delivered a Trust Receipt and Certification to the Lender no later than 5:00 p.m. (New York City time) on the Business Day prior to the related Funding Date. Notwithstanding the foregoing, at its option, a Borrower may request an Advance by giving the Lender written notice by no later than 10:30 a.m. (New York City time) on the related Funding Date of the amount of such Advance to be requested on such Funding Date by delivering a Notice of Borrowing substantially in the form of Exhibit D attached hereto, and the Custodian shall have delivered a Trust Receipt and Certification to the Lender no later than 2:30 p.m. (New York City time) on the Funding Date; provided, however, that any such Advance shall accrue interest at the Federal Funds Rate plus the Applicable Spread from the related Funding Date to but excluding the related Maturity Date.

               (c) Each Advance shall bear interest from the related Funding Date to but excluding the Maturity Date for such Advance at a per annum rate equal to Adjusted LIBOR plus the Applicable Spread and thereafter as provided in
Section 3(e); provided, however, that if, at any time, the making or continuance of any Advance has become unlawful or impracticable by compliance of the Lender in good faith with any law, governmental rule, regulation, guideline or order, or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the London interbank Eurodollar market, then during such period, interest on Advances shall be calculated at a per annum rate equal to the Federal Funds Rate plus the Applicable Spread. Interest on each Advance shall be calculated on the basis of the actual number of days elapsed in a year consisting of 360 days. Interest on each Advance shall be paid on each Interest Payment Date and on the Maturity Date for such Advance. In the event that an Advance is not repaid in full on the date when due, interest thereafter shall be payable on demand.

               (d) Subject to the next succeeding sentence, all Advances are prepayable, in whole or in part, at any time without premium or penalty. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with accrued and unpaid interest thereon) until paid in full. If a Borrower intends to prepay an Advance in whole or in part from a source other than the proceeds of a Securitization or Designated Sale, such Borrower shall give two Business Days' prior notice thereof to the Lender. The Borrowers shall compensate the Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such amounts), for all losses, expenses and liabilities (other than loss of profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) an Advance does not occur on a date specified therefor in a Notice of Borrowing (whether or not withdrawn), (ii) in connection with any prepayment of Advances or (iii) as a consequence of any other Default or Event of Default by the Borrowers to repay their Advances when required by the terms of this Agreement.

               (e) If an Advance is not repaid in whole on the related Maturity Date, such unpaid Advance shall, commencing on such date, bear interest at a per annum rate equal to Adjusted LIBOR plus the Default Spread until repaid.

               (f) The Advances shall be evidenced collectively by the Secured Note. The amount of each Advance and the date and amount of each repayment of principal thereof shall be forwarded by the Lender to the related Borrower, by facsimile transmission upon request therefor, and shall be conclusive evidence of the accuracy of such amounts (absent manifest error).

               (g) Not more than 2.0% of the Mortgage Loans (by outstanding principal balance) are delinquent in respect of two or more contractual payments.

               (h) (i) If, due to either (A) the introduction of, or any change in the administration or interpretation of, any law, rule or regulation (domestic or foreign) or (B) the compliance with any directive, guideline or request from any central bank or other governmental or monetary authority (whether or not having the force of law) promulgated or made after the date hereof, (1) there shall be an increase in the cost to the Lender or any transferee of making, funding or maintaining its commitment or any Advance (including, without limitation, as a result of the imposition or modification of any reserve, special deposit or similar requirement or any assessment by the FDIC against the Advances) or (2) any amount receivable by the Lender hereunder shall be reduced or the Lender shall be required to make a payment calculated by reference to the principal of, or interest on, any Advance or any fee payable to it, then the Borrowers shall, from time to time, upon demand by the Lender, which demand shall be accompanied by reasonable documentation of the basis for and calculation of the amount of such demand, pay the Lender additional amounts sufficient to compensate the Lender or any transferee for such increased cost, reduction or payment; and (ii) if either (A) the introduction of, or any change in the administration or interpretation of, any law, rule or regulation (domestic or foreign) or (B) the compliance with any directive, guideline or request (including, any law, rule, regulation, interpretation, guideline or request contemplated by or arising out of the report dated July 1988 entitled "International Convergence of Capital Measurement and Capital Standards" issued by the Basle Committee on Banking Regulations and Supervisory Practices) from any central bank or other governmental or monetary authority (whether or not having the force of law) promulgated or made after the date hereof affects or would affect the amount of capital required or expected to be maintained by the Lender and the Lender reasonably determines that the amount of such capital is increased by or based upon the existence of the Lender's agreement to make Advances hereunder (taking into account the Lender's policies with respect to capital adequacy), then upon demand by the Lender, which demand shall be accompanied by reasonable documentation of the basis for and calculation of the amount of such demand, the Borrowers shall immediately pay to the Lender additional amounts sufficient to compensate the Lender for such increased costs in light of such circumstances, to the extent that the Lender reasonably determines such increase in capital to be allocable to the existence of the Lender's agreements hereunder (taking into account the Lender's policies with respect to capital adequacy).

               (i) If any payment hereunder becomes due and payable, or any action hereunder is required to be taken, on a day other than a Business Day, the date for such payment or action shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall accrue at the then applicable rate during such extension.

               (j) If at any time Lender notifies the Borrowers that the aggregate outstanding principal amount of all Advances exceeds the Maximum
Amount Advanced, the Borrowers shall no later than one Business Day after receipt of notice of such excess, either prepay such Advances (together with accrued and unpaid interest thereon) in whole or in part or pledge additional Collateral to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of all Advances does not exceed the Maximum Amount Advanced.

               SECTION 4. Purpose of Advances. Each Advance shall be used only as interim financing for the origination or acquisition of Eligible Mortgage Loans; provided, however, that to the extent that the Maximum Amount Advanced is greater than the outstanding principal amount of aggregate Advances on the related Funding Date, such Advance (to the extent of such excess) may be used for general corporate purposes.

               SECTION 5. Mortgage Files and Custodian; Secured Obligations. (a) In connection with each Advance, the related Borrower shall deliver to the Custodian, on behalf of the Lender, the documents and instruments listed in
Section 2 of the Custodial Agreement, and such Borrower shall further cause to be delivered to the Custodian the documents and instruments described in the last sentence of Section 2 of the Custodial Agreement as and to the extent required to be delivered to the Custodian pursuant thereto. The related Borrower shall cause the Custodian to hold the Mortgage Loan Documents on behalf of the Lender pursuant to terms of the Custodial Agreement and shall cause the Custodian to deliver to the Lender a Trust Receipt and Certification to the effect that it has reviewed such Mortgage Loan Documents in the manner required by the Custodial Agreement and identifying any deficiencies in such Mortgage Loan Documents as so reviewed.

               (b) The Borrowers hereby pledge and grant a security interest in all of their respective right, title and interest in and to the Collateral to the Lender to secure the repayment of the Secured Obligations. The Borrowers agree to mark their computer records and tapes to evidence the security interests granted to the Lender hereunder.

               SECTION 6. Representations and Warranties. (a) Each of the Borrowers represents and warrants to the Lender as of the date hereof and as of each date thereafter that:

                     (i) Organization. The Parent has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware or the Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, as the case may be.

                     (ii) Power and Authority. Each of the Transaction Documents has been duly authorized, executed and delivered by the Borrower, all requisite action having been taken, and each is legal, valid and binding and enforceable against the Borrower in accordance with its terms.

                     (iii) Solvency. The Borrower is solvent and will not be rendered insolvent by the transactions contemplated by the Agreement and the other Transaction Documents and, after giving effect to such transactions, the Borrower will not be left with an unreasonably small amount of capital with which to engage in its business. The Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Borrower or any of its assets.

                     (iv) Financial Statements. All financial statements or certificates of the Borrower or any of its officers furnished to the Lender are true and complete, except to the extent that quarterly financial statements are subject to normal year-end adjustments, and do not omit to disclose any material liabilities or other facts relevant to the Borrower's condition. Since the date of the financial statements that were delivered to the Lender, there has been no material adverse change with respect to the Borrower's financial condition. All such financial statements have been prepared in accordance with GAAP. No financial statement or other financial information as of a date later than September 30, 1995, has been furnished by the Borrower to any lender that has not been furnished to the Lender.

                     (v) Consents, Etc. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by the Borrower of the Transaction Documents, where the failure to obtain any of the foregoing would materially adversely affect the business, operations, property or financial condition of the Borrower taken as a whole, the ability of the Borrower to perform their obligations under the Transaction Documents or the validity or enforceability of the Transaction Documents, except as have been obtained and are in full force and effect.

                     (vi) Pending Proceedings. There are no actions, suits, proceedings or investigations pending, or, to the knowledge of the Borrower, threatened, against or affecting the Borrower in any court or before any governmental authority or arbitration board or tribunal (i) that might materially and adversely affect the ability of the Borrower to perform its obligations under any of the Transaction Documents or (ii) that might materially and adversely affect the enforceability of any Transaction Document.

                     (vii) No Adverse Change. There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower since September 30, 1995.

                     (viii) No Default; No Conflict. The Borrower is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to Indebtedness for borrowed money. Neither the execution and delivery of each of the Transaction Documents nor the performance of the Borrower's obligations thereunder (i) will violate any provision of any law, statute, or order of any governmental authority in any respect material to the transactions contemplated in the Transaction Documents, (ii) requires the consent or approval of any Person that has not been obtained as of the date of this Agreement,
        (iii)  contravenes the  organizational  documentation of the Borrower or
        (iv) will conflict with, result in a breach of or constitute a default under any agreement or other instrument to which the Borrower is a party or by which it is bound.

                     (ix) Priority of Security Interest. Upon receipt by the Custodian of the Mortgage Notes with respect to any Mortgage Loan and for so long as the Custodian maintains actual physical possession of the Mortgage Notes, the Custodian shall have, for the benefit of the Lender, a fully-perfected first priority security interest in such Mortgage Notes.

                     (x) ERISA Compliance. The Borrower is in compliance in all material respects with the requirements of ERISA. The Borrower does not maintain or contribute to any Plan and does not have any withdrawal liability in connection with a "Multi-Employer Plan" as such term is defined in Section 4001(a)(3) of ERISA.

                     (xi) Taxes and Assessments. All federal, state, local and foreign tax returns, reports and statements required to be filed by the Borrower have been filed with the appropriate governmental authority and all charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. The Borrower has paid when due and payable all charges required to be paid by it. Proper and accurate amounts have been withheld by the Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. The Borrower has not executed or filed with the Internal Revenue Service or any other governmental authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Borrower has not agreed or been requested to make any adjustment under Internal Revenue Code Section 481(a) by reason of a change in accounting method or otherwise. The Borrower does not have any obligation under any written tax sharing agreement.

                     Notwithstanding the immediately preceding paragraph, the Borrower shall, at their own expense, be entitled to contest the imposition of any tax or other charge or imposition of a governmental authority.

                     (xii) Not Foreign Person. The Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

                     (xiii) Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. None of the making of the Advances by the Lender hereunder, the application of the proceeds and repayment thereof by the Borrower or the consummation of the transactions contemplated by the Transaction Documents will violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                     (xiv) Material Facts. The Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact in each case that could cause any representation or warranty made herein to be materially misleading.

                     (xv) Existence. The Borrower, at all times since its formation, has (i) been a duly formed and existing limited partnership, in the case of the Parent, (ii) been a duly formed and existing corporation, in the case of the Subsidiary, (iii) complied with the provisions of its organizational documentation and the laws of the jurisdiction of its organization, (iv) observed all material legal requirements regarding its existence in Delaware, (v) accurately maintained in all material respects its financial statements, accounting records and other books and records separate from those of any other Person, (vi) accurately maintained its own bank accounts and separate books of account, (vii) paid its own liabilities from its own separate assets, and (viii) identified itself in all dealings with the public, under its own name and as a separate and distinct entity, and not as a division or a part of any other entity. The Borrower has not at any time since its formation commingled its assets with those of any other Person.

                     (xvi) Compliance with Laws. The Borrower has complied in all material respects with all federal, state and local laws, rules and regulations applicable to them, their assets or the conduct of their respective businesses.

                     (xvii) Margin Regulations. The Advances will not be used, directly or indirectly, for the purpose of purchasing or carrying any "margin security" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry any margin security or for

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



        any other purpose that might cause any Advance to be considered a "purpose credit" within the meaning of Regulations G, T, U or X of the Federal Reserve Board. The Borrowers will not take or permit any agent acting on their behalf to take any action that might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.


               (b) With respect to each Mortgage Loan delivered or to be delivered to the Custodian and as of the related Funding Date, the related Borrower makes the representations and warranties set forth in Schedule 1 hereof.

               SECTION 7. Rights of Lender; Limitations on Lender's Obligations.
(a) Anything herein to the contrary notwithstanding, each of the Borrowers shall remain liable under each of the Mortgage Loan Documents to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Mortgage Loan Document. The Lender shall not have any obligation or liability under any Mortgage Loan Document by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Mortgage Loan Document pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of either of the Borrowers under or pursuant to any Mortgage Loan Document, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Mortgage Loan Document, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (b) Upon the request of the Lender at any time after the occurrence of an Event of Termination or after the occurrence and during the continuance of an Event of Default, the related Borrower shall notify parties to the Mortgage Loan Documents that the Mortgage Loan Documents have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender. The Lender may in its own name or in the name of others communicate with parties to the Mortgage Loan Documents to verify with them to its satisfaction the existence, amount and terms of any Mortgage Loan Documents.

               SECTION 8. Covenants. Each of the Borrowers covenants and agrees with the Lender that, from and after the date of this Agreement until the obligations, including, without limitation, the Secured Obligations, of the Borrowers hereunder and under the Secured Note are paid in full:

               (a) Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. Lender will promptly give notice of such filing to Borrower. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

               (b) Limitation on Liens on Collateral. The Borrower will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest or claim on or to the Collateral, other than the security interests created hereby, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

               (c) Limitations on Modifications, Waivers and Extensions of Mortgage Loan Documents. The Borrower will not (i) amend, modify, terminate or waive any provision of any Mortgage Loan Document to which the Borrower is a party in any manner which could reasonably be expected to materially adversely affect the value of such Mortgage Loan Document as Collateral (including, without limitation, changing the mortgage rate, reducing or increasing the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date of Mortgage Loans), (ii) fail to exercise promptly and diligently each and every material right which the Borrower may have under each such Mortgage Loan Document (other than any right of termination) where the failure to so act could materially adversely affect the Collateral relating to such Mortgage Loan Document or (iii) fail to deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any such Mortgage Loan Document other than any such demand, notice or document relating to the delinquency of a Mortgage Loan Document or the bankruptcy of the obligor thereunder.

               (d) Further Identification of Collateral; Financial Information. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail. In connection therewith, on each Interest Payment Date, the Borrower shall deliver to the Lender
        (i) the most recently updated computer tape containing such statistical information as the Lender shall reasonably request and (ii) a certificate from an Authorized Representative of the Borrower containing information relating to the delinquency status of the Mortgage Loans at the end of the immediately preceding calendar month. Such computer tape and certification shall be further updated from time to time as reasonably requested by the Lender to the Borrower in writing. Any such revisions by the Lender shall be provided to the Borrower with sufficient advance notice in order to enable the Borrower to deliver to the Lender the revised computer tape and certification on the immediately succeeding Interest Payment Date. The Borrower will furnish to the Lender from time to time financial statements and such other business reports relating to the Borrower as the Lender may reasonably request, all in reasonable detail.

               (e) Limitation on Foreclosure. The Borrower will not take title to any real property securing a Mortgage Loan, whether by means of a foreclosure action (judicial or non-judicial), acceptance of a deed in lieu of foreclosure, or otherwise, without the express written consent of the Lender.

               (f) Notices. The Borrower will notify the Lender promptly, in reasonable detail and in accordance with Section 23 of this Agreement,
        (i) of any lien or security interest (other than security interests created hereby) on, or claim asserted against, any of the Collateral,
        (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder, and (iii) of the existence of circumstances requiring the Borrower, or permitting the Lender to require the Borrower, to prepay the Advances pursuant to the terms hereof.

               (g) Compliance with Law; Books and Records; Inspections. At all times during the existence of this Agreement and until payment in full of the Secured Obligations, the Borrower will not commit any act in violation of applicable laws, or regulations promulgated pursuant thereto. The Borrower shall keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with industry standards so as to enable the Borrower to file its financial statements in accordance with GAAP, consistently applied, reflecting all its material financial transactions. The Borrower shall, upon reasonable notice, permit representatives of the Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to inspect and make extracts from its books and records, and discuss with its executive officers, its employees and its independent accountants, the Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

               (h) Transactions with Affiliates. The Borrower only shall engage in transactions with its Affiliates that are in the ordinary course of business of the Borrower and shall be on terms equivalent to those obtainable in arm's length transactions.

               (i) Distributions. The Borrower shall not declare or make any distributions of any of its assets, income or profits to any of its partners if (i) an Event of Termination has occurred or an Event of Default exists and is continuing or (ii) such distributions would cause the occurrence of a Default or an Event of Default.

               (j) New Place of Business. The Borrower shall not change its principal place of business or chief executive office, except upon at least 30 days' prior written notice to the Lender and after the delivery to Lender of financing statements, if required by applicable law, in form satisfactory to the Lender to perfect or continue the perfection of Lender's liens and security interest under this Agreement.

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


               (k) New Businesses. Borrower shall not enter into any new business or make any material change in any of its business objectives, purposes and operations as set forth in its organizational documentation as in effect as of the date of this Agreement.

               (l) Fictitious Name, etc. The Borrower shall not use any fictitious name or "d/b/a" (unless, after notice to the Lender and the execution and filing of any financing statements requested by the Lender, required in order to qualify to do business in any state) or fail to hold itself out to the public as a legal entity separate and distinct from any other Person.

               (m) ERISA. Borrower shall not (i) constitute a Plan, (ii) participate in or maintain any Plan or (iii) permit any of its assets to constitute "plan assets" of any Plan as such term is defined in ERISA.

               (n) Dissolution, Merger, etc. The Borrower shall not liquidate or otherwise terminate its existence or merge or consolidate with any Person, unless the Borrower is the surviving entity of such merger or consolidation and such merger or consolidation would not create a material adverse change in the financial status of the Borrower as determined by the Lender in its sole discretion.

               (o) Status. The Parent at all times will be a duly formed and existing limited partnership. The Parent shall continue to comply with and shall not amend the provisions of its certificate of limited partnership or limited partnership agreement. The Subsidiary at all times will be a duly formed and existing corporation. The Subsidiary shall continue to comply with and shall not amend the provisions of its certificate of incorporation or by-laws. The Borrower shall continue to accurately maintain its financial statements, accounting records and other documents separate from those of any other Person. The Borrower shall not commingle its assets with those of any other Person. The Borrower shall continue to accurately maintain its own bank accounts and separate books of account. The Borrower shall continue to pay its own liabilities from its own separate assets. The Borrower shall continue to identify itself in all dealings with the public under its own name and as a separate and distinct entity. The Borrower shall not change its fiscal year. The Borrower shall not create any subsidiary if such creation would result in a material adverse effect on the Borrower's financial condition as determined by the Lender in its sole discretion. The Borrower shall not change its accounting policies or reporting practices, except as required by GAAP, if such change would result in the Borrower's auditors issuing a qualified opinion with regard to the Borrower's audited financial statements.

               (p)   Hedge   Contracts.  The  Borrower hereby agrees  to  comply
        with any hedging requirements of the Lender.

               (q) Litigation. The Borrower shall give prompt written notice to the Lender of any litigation or governmental proceedings commenced or threatened in writing against the Borrower which could reasonably be expected to have a material adverse effect on

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


        its condition, financial or otherwise. The Borrower shall promptly deliver to the Lender all copies of pleadings and other documentation relating to such litigation or governmental proceedings.

               (r) Forms of Mortgage Loan Documents. The Borrower shall promptly notify the Lender of any material change to the forms of Mortgage Loan Documents previously approved by the Lender. If within 30 days after such notice, the Lender shall notify the Borrower that such new form is not satisfactory to the Lender, the Borrower agrees to revise such form in a manner satisfactory to the Lender.

               (s) Independent Accountant's Reports. Borrower hereby agrees to promptly deliver to Lender all independent accountant's reports required by each pooling and servicing agreement or other similar agreement to which Borrower is a party as a servicer thereunder. Borrower also agrees to annually provide a report from a firm of independent certified public accountants as to, among other things, the Borrower's delivery of the documentation required under this Agreement and the Borrower's proper calculation of the various collateral valuation amounts under this Agreement. Unless otherwise noted in writing by the Lender, the Uniform Single Attestation Program shall be an acceptable form in fulfilling the requirements listed above.

               (t) Use of Advances. The Borrower only shall use the Advances for the purpose set forth in Section 4 hereof.

               (u) Transfer of Servicing. The Borrower shall not sell, pledge or otherwise transfer or encumber any part of its servicing rights with respect to any Mortgage Loan or the income therefrom without the prior written consent of the Lender.

               (v) No Default. The Borrower shall not default under a Servicing Agreement, any pooling and servicing agreement or other servicing arrangement with respect to the Borrower such that any counterparties thereto seek remedies thereunder or permit the cancellation, termination or amendment (except with the approval of the Lender) of any such servicing arrangement.

               (w) The Borrower shall not permit any future sales of mortgage loans to third parties which provide recourse (except to the extent representations and warranties made in the normal course of business provide such recourse) to the Borrower or any affiliate thereof due to the delinquency, default or foreclosure of such mortgage loans.

               (x) The Borrower shall not make any material changes to the Underwriting Guidelines except such changes which have been approved in writing by the Lender.

               (y) Other Indebtedness. The Borrower shall not (i) create, incur, assume, become or be liable in any manner or suffer to exist, any Indebtedness other than in connection with (A) the obligations created hereby, (B) obligations of the Borrower under interest rate swaps, hedges, collars or similar agreements provided by counterparties who are either approved by the Lender or rated at least "A" by either Standard & Poor's Ratings Services or Moody's Investors Service, Inc. in connection with the facility contemplated by this Agreement, (C) warehouse lines similar to the facility contemplated by this Agreement (and interest rate swaps, hedges, collars or agreements similar to those included in (i)(B) above in connection with such warehouse lines) consistent with facilities the Borrower has entered into in the past (including those warehouse lines currently in use by the Borrower), (D) bridge loans, secured or unsecured, in an amount not to exceed $15 million, (E) any subordinated debt, and (F) facilities secured by residual or interest-only mortgage-backed securities issued by the Borrower, or (ii) guarantee the Indebtedness of any other Person (other than the Indebtedness referred to in clause (i) above).

               (z) The Borrower shall not permit, at any time, the ratio of its aggregate Indebtedness (excluding warehouse lines similar to the facility contemplated by this Agreement) to total net worth to exceed
        3.5 to 1.

               Covenant (z) above shall be verified quarterly by the Borrower to the Lender in the form of a certificate of an officer of the Borrower.

               SECTION 9. Repayment of Advances If Mortgage Loan Found Defective. (a) Upon discovery by the related Borrower or the Lender of any breach of any of the representations and warranties listed in Section 6 hereof or Schedule l hereto (which representations and warranties shall be deemed breached for purposes of this Agreement notwithstanding any qualification that such representation or warranty is to the best of such Borrower's knowledge) or any inaccuracy in a Mortgage Loan Schedule, the party discovering such breach shall promptly give notice of such discovery to the other and to the Custodian.

               (b) The Lender has the right, in its sole discretion, to require the related Borrower to prepay the amount of any Advance made in respect of any Mortgage Loan as to which one or more of the representations and warranties listed in Schedule 1 hereto has been breached, or in respect of which there is an inaccuracy in the related Mortgage Loan Schedule, no later than one Business Day after notice from the Lender to such Borrower of such breach or inaccuracy, as the case may be.

               SECTION 10. Release of Mortgage Files Following Payment of Secured Obligation(s). The Lender agrees to cause to be delivered the documents and instruments held by the Custodian on the Lender's behalf pursuant to Section 5 hereof upon request of the Borrowers upon payment in full of the Secured Obligation(s) related thereto.

               SECTION 11. Servicing Matters. The Parent shall service and administer the Mortgage Loans with due care and in accordance with the customary and prudent servicing procedures for mortgage loans of a similar type and in the same manner in which it services other mortgage loans pursuant to pooling and servicing agreements, or other similar agreements utilized in securitizations as to which the Parent acts as servicer; provided, however, that the Parent and the Lender may execute a Servicing Agreement with respect to the Mortgage Loans

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


in which case the Mortgage Loans would be serviced by the Parent pursuant to such Servicing Agreement as of the date thereof.

               SECTION 12. No Oral Modifications; Successors and Assigns. No provisions of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrowers. This Agreement shall be binding upon the successors and assigns of the parties hereto.

               SECTION 13. Delinquent Mortgage Loans. If greater than 2.0% of the Mortgage Loans by outstanding principal balance are delinquent in respect of two or more contractual payments as of the end of any calendar month, the Borrowers, within five Business Days following the end of such month, shall prepay the amount of the Advances made in respect of the Mortgage Loans that constitute the excess of such 2.0% or pledge one or more replacement Mortgage Loans having an aggregate unpaid principal amount of not less than the excess of such 2.0% and otherwise meeting the requirements of this Agreement and the Custodial Agreement.

               SECTION 14A. Events of Default. Any of the following shall constitute an "Event of Default" hereunder:

               (a) Failure of either of the Borrowers to make any payment of (i) principal of the Secured Note, this Agreement or any other document evidencing or securing Indebtedness of the Borrowers to the Lender on the date that such payments of principal is first due or (ii) interest or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement or any other document evidencing or securing indebtedness of the Borrowers to the Lender within two Business Days of the date on which such payment is first due; provided, however, that any failure to pay a sum pursuant to any documents other than this Agreement and the Secured Note shall only become an Event of Default five Business Days following the earlier of
        (i) knowledge by the related Borrower of such failure to make payment and (ii) notice from the Lender of such failure to make payment;

               (b) Failure of either of the Borrowers to prepay Advances or pledge additional Collateral when required to do so pursuant to the terms hereof;

               (c) Failure of either of the Borrowers to observe or perform any other agreement or covenant contained in the Transaction Documents which failure to observe or perform has not been cured within fifteen (15) days of the earlier of (i) knowledge by the related Borrower of such a failure to observe or perform, and (ii) notice from the Lender of the occurrence of such a failure to observe or perform;

               (d) Any representation or warranty made by either of the Borrowers or any of its subsidiaries herein (other than in Section 6(b) hereof and Schedule 1 hereto with respect to the Mortgage Loans, as to which the Borrowers shall prepay the Advances or provide substitute Collateral in accordance with Section 9(b) or Section 13 hereof, as

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


        applicable) in connection with any Advance made hereunder or in any certificate, document or financial or other statement furnished at any time under or in connection with the Transaction Documents shall prove to have been incorrect in any material respect on or as of the date made;

               (e) An assignment or attempted assignment by either of the Borrowers of this Agreement or any rights hereunder, without first obtaining the specific written consent of Lender, or the grant or attempted grant by either of the Borrowers of any security interest, lien or other encumbrance on any Collateral to other than the Lender;

               (f) The filing by or against either of the Borrowers or any subsidiary of either of the Borrowers of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the related Borrower or such subsidiary to secure dismissal or stay of any such petition filed against it within thirty
        (30) days of such filing; the making of any general assignment by either of the Borrowers or any subsidiary for the benefit of creditors; the appointment of a receiver or trustee for either of the Borrowers or any subsidiary, or for any part of either of the Borrowers' or such subsidiary's assets; the institution by either of the Borrowers or any subsidiary of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, either of the Borrowers or any subsidiary; the institution of any such proceeding against either of the Borrowers or any subsidiary if the related Borrower or such subsidiary shall fail to secure dismissal or stay thereof within thirty (30) days thereafter; the consent by either of the Borrowers or any subsidiary to any type of insolvency proceeding against the related Borrower or such subsidiary (under the Bankruptcy Code or otherwise);

               (g) Any materially adverse change in the business, operations, financial condition, properties or prospects of either of the Borrowers or of any subsidiary as determined by the Lender in its discretion or the existence of any other condition which, in the Lender's determination, constitutes an impairment of such Borrower's or such subsidiary's ability to perform their obligations under the Transaction Documents;

               (h)  An  event  of  default   under  any  pooling  and  servicing
        agreement, Servicing Agreement or other servicing arrangement with respect to either of the Borrowers resulting in the exercise of rights and remedies under any such agreement;

               (i) If any proceeding,  the adverse  determination of which would
        (i) result in a monetary judgment against either of the Borrowers in excess of $100,000 and (ii) materially adversely affect the value of, or the interest of the Lender in, the Collateral, is commenced in connection with any attachment, levy, garnishment or other judicial process of, upon or in respect of the Collateral; or the Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent

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


        to hinder, delay or defraud any of its creditors or made or suffered a transfer of its property or incurred or suffered the incurrence of an obligation that may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

               (j) Either of the Borrowers shall be dissolved or its existence as a limited partnership or corporation, as the case may be, otherwise terminated or a material adverse change shall have occurred with respect to the business, operations, financial conditions, properties or prospects of either of the Borrowers or any subsidiary thereof;

               (k) The occurrence of an event of default by the Parent under a Residual Facility; and

               (l) The occurrence of an event of default by either of the Borrowers under any Hedge Transaction.

               SECTION 14B. Events of Termination. Any of the following shall constitute an "Event of Termination" hereunder:

               (a) Any provision of the Transaction Documents shall for any reason cease to be valid or enforceable in accordance with its terms, or any security interest created hereunder shall cease to be a valid and perfected first priority security interest, except as otherwise permitted hereunder, in any of the Collateral purported to be covered thereby; and

               (b) A material portion of the Mortgage Loan Documents shall cease to be enforceable against the related Borrower.

               SECTION 15. Remedies Upon Default or Termination. (a) Upon the happening of one or more Events of Default or Events of Termination, the Lender may declare immediately the principal of all Advances under the Secured Note then outstanding to be due and payable immediately, together with all accrued and unpaid interest thereon and fees and expenses accruing under this Agreement; provided that upon the occurrence of the Event of Default referred to in Section 14(f), such amounts shall become due and payable immediately and automatically without any further action by any Person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Note shall become due and payable immediately without presentation, demand or further notice of any kind to the Borrowers.

               (b) Upon the happening of one or more Events of Default or Events of Termination, the Lender shall have the right to obtain physical possession of all files of the Borrowers relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of either of the Borrowers or any third party acting for the Borrowers, and the Borrowers shall deliver to the Lender such assignments of mortgage as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrowers contained in this Agreement.

               (c) Upon the happening of one or more Events of Default or Events of Termination, the Lender shall have the right to collect and receive all further payments made on the Collateral, and if any such payments are received by either of the Borrowers, the related Borrower shall not commingle the amounts received with other funds of such Borrower and shall promptly pay them over to the Lender. In addition to all rights and remedies provided to the Lender at law, in equity and under the Transaction Documents, upon the occurrence of any Event of Default or Event of Termination, the Lender may exercise any one or more of the following rights and remedies:

                   (i) Exercise all the rights and remedies available to secured parties under the provisions of the NY UCC.

                   (ii) Institute legal proceedings to foreclose upon and against the lien and security interest granted by this Agreement, to recover judgment for the Secured Obligations and to collect the same out of any of the Collateral or the proceeds of any sale thereof.

                   (iii) Without being responsible for loss or damage to such Collateral, sell and dispose of, or cause to be sold and disposed of, all or any part of the Collateral at one or more public or private sales, or other dispositions, at such places and times and on such terms and conditions and in such order as the Lender may deem fit, without any previous demand or advertisement but with reasonable notification to the Borrower of any such sale or other disposal. The specification in this
        Section 15 of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the NY UCC) at the option of the Lender.

               (d) Any notice of sale or other disposition, advertisement and other notice or demand, any right or equity of redemption and any obligation of a prospective purchaser to inquire as to the power and authority of the Lender to sell or otherwise dispose of the Collateral or as to the application of the proceeds of sale or otherwise, which would otherwise be required by, or available to the Borrowers under, applicable law are hereby expressly waived by the Borrowers to the fullest extent permitted by such law.

               (e) At any sale pursuant to this Agreement, whether under the power of sale or by virtue of judicial proceedings, it shall not be necessary for the Lender or a public officer under order of a court to have present physical or constructive possession of the Collateral to be sold. The recitals contained in any conveyances and receipts made and given by the Lender or such public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters therein stated (including, without limiting the generality of the foregoing, the amount of the principal and interest of the Secured Obligations, the accrual and nonpayment thereof and advertisement and conduct of such sale in the manner provided herein and by applicable law) and all prerequisites to such sale shall be presumed to have been satisfied and performed. Upon any sale hereunder of any of the Collateral or any interest therein, the receipt of the officer

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


making such sale under judicial proceedings or of the Lender shall be sufficient discharge to the purchaser for the purchase price and such purchaser shall not be obligated to see to the application thereof. Any sale hereunder of any of the Collateral or any interest therein shall forever be a perpetual bar against the Borrowers with respect to such Collateral.

               (f) All moneys received or collected by the Lender pursuant to this Agreement shall be applied first, to the payment of all costs incurred in the collection of such moneys (including reasonable attorneys' fees and legal expenses), second, to the payment of interest due under the Secured Note and fees due hereunder, third, to the principal balance of the Secured Note and fourth, to any other costs and expenses due to the Lender from the Borrowers hereunder. The balance, if any, of such moneys remaining after payment in full of the Obligations shall be remitted to the Borrowers or as otherwise directed by a court of competent jurisdiction.

               (g) The Lender or anyone else may bid and be the purchaser of any or all of the Collateral so sold and shall hold the same thereafter in its own right, free from any claim of the Borrowers or any other person; provided, however, that any such purchase shall be pursuant to an arm's-length transaction. Any sale hereunder may be conducted by an officer of the Lender or any other party so authorized.

               (h) Upon the occurrence of a Default, an Event of Default or an Event of Termination or at such other time as the Lender in its sole discretion shall determine that there has been a material adverse change in the business operations or financial condition of either of the Borrowers, the Borrowers hereby authorize the Lender in its discretion at any time and from time to time to complete any assignment of a mortgage which heretofore was, or hereafter at any time may be, executed and delivered by the related Borrower to Lender so that such assignment describes a mortgage that is security for the Secured Note now or hereafter at any time constituting Collateral and to record the same, the cost and expense of any such recording to be paid by the Borrowers, and complete any other assignment or endorsement that was delivered in blank hereunder or under the Custodial Agreement or pursuant to the terms hereof or pursuant to the terms of the Custodial Agreement.

               SECTION 16. Indemnification and Expenses. Each of the Borrowers (the "Indemnifying Parties") shall indemnify, protect and hold Lender and its parent, subsidiaries Affiliates, directors, officers, employees, representatives, agents, successors and attorneys (collectively, the "Indemnified Parties") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, whether or not suit is brought, and settlement costs, and disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Indemnified Parties, in any way relating to or arising out of the Transaction Documents or any of the transactions contemplated therein (collectively, the "Indemnified Liabilities"), to the extent that any of the Indemnified Liabilities results, directly or indirectly, from any claim made, whether or not in connection with any legal action, suit, or proceeding, by or on behalf of any Person. However, no Indemnified Party shall have the right to be indemnified hereunder for its own or any other Indemnified Party's gross



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


negligence or willful misconduct. The Borrowers also agree to reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under any of the Transaction Documents or any transaction contemplated hereby or thereby, including, without limitation, the reasonable fees and disbursements of counsel. The Borrowers hereby acknowledge that, notwithstanding the fact that the Secured
Note is secured by the Collateral, the obligation of the Borrowers under the Secured Note is a recourse obligation of the Borrowers.

               The Indemnifying Parties shall be entitled to appoint counsel of the Indemnifying Party's choice at the Indemnifying Parties' expense to represent any of the Indemnified Parties in any action for which indemnification is sought (in which case the Indemnifying Parties shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Parties except as set forth below); provided, however, that such counsel shall be satisfactory to the related Indemnified Parties. Notwithstanding the Indemnifying Parties' election to appoint counsel for the Indemnified Parties in an action, the Indemnified Parties shall have the right to employ separate counsel (including local counsel), and the Indemnifying Parties shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Indemnifying Parties to represent the Indemnified Parties would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both an Indemnified Party and the Indemnifying Parties and the related Indemnified Party shall have reasonably concluded that there may be defenses available to it that are different from or additional to those available to the Indemnifying Parties, (iii) the Indemnifying Parties shall not have employed counsel satisfactory to the related Indemnified Parties within a reasonable time after the notice of the institution of such action, (iv) the related Indemnified Parties shall have reasonably concluded that, due to the financial condition of the Indemnifying Parties, not employing separate counsel would have a material adverse effect on the outcome of such action as it relates to such Indemnified Parties, or (v) the Indemnifying Parties shall authorize the Lender and/or other Indemnified Parties to employ separate counsel at the expense of the Indemnifying Parties. The Indemnifying Parties will not, without the prior written consent of the Lender and all other Indemnified Parties involved in the related action, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

               (a) The Borrowers agree to pay as and when billed by the Lender all of the out-of-pocket costs and expenses reasonably incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to any of the Transaction Documents or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby including, without limitation, (i) all the reasonable fees, disbursements and expenses of Lender's counsel (such fees of Lender's counsel not to exceed $10,000), (ii) all the reasonable due diligence, inspection, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees, testing and review costs and expenses incurred by the Lender, with respect to Mortgage Loans pledged as Collateral under this Agreement and (iii) all the fees and expenses incurred by the Custodian in connection with its duties under the Custodial Agreement.

               (b) The Borrowers' agreements in this Section 16 shall survive the payment in full of the Secured Obligations and the expiration or termination of this Agreement.

               SECTION 17. Takeouts and Releases of Collateral. (a) In connection with the permanent refinancing, in whole or in part, of the Advances, the Lender hereby agrees to consent to such permanent refinancings and to permit the release therefor of a portion of the Mortgage Loans as the Borrowers may request, provided, that after giving effect to any such release: (i) the Collateral that remains pledged to the Lender hereunder shall not have been selected in a manner which adversely affects the Lender as determined by the Lender in its sole discretion; (ii) there shall not be a material adverse change in the business operations or financial condition of the Borrower; and (iii) in the case of a reduction of the total revolving loan commitment contemplated by this Agreement, the Maximum Funding Amount shall be reduced accordingly. At least 3 Business Days prior to the closing of any such permanent refinancing, the Borrowers shall deliver a certificate to the Lender to the effect that any such permanent refinancing is in compliance with the requirements set forth in clauses (i) and (ii) of this Section 17. Any permanent refinancing that does not comply with the requirements of clauses (i) and (ii) above shall require the prior written consent of the Lender.

               (b) The Borrowers will cause an Eligible Takeout to occur no later than July __, 1996 (the "Initial Eligible Takeout"), and at least once within every six-month period following the Initial Eligible Takeout. Each Eligible Takeout caused by the Borrowers shall comply with the provisions of
Section 17(a) hereof.

               SECTION 18. Power of Attorney.  The Borrowers  hereby  authorize, without requiring, the Lender, at the Borrowers' expense, to file such financing statement or statements relating to the Collateral without the related Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrowers' attorney-in-fact to execute any such financing statement or statements in the Borrowers' name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrowers as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent.

               SECTION 19. No Duty on Lender's Part. Nothing herein contained shall be construed to constitute the Lender as agent of the Borrowers or as a partner in or with the Borrowers for any purpose whatsoever. The Lender does not, by anything contained herein, assume any of Borrowers' obligations under any contract or agreement constituting part of or relating to the Collateral and the Lender will not be responsible in any way for the Borrowers' performance of any of the terms or conditions thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrowers for any act or failure to act hereunder, except for the gross negligence or willful misconduct of the Lender.

               SECTION 20. Limitation on Duties Regarding Preservation of Collateral. The obligation of the Lender with respect to the Collateral shall be limited strictly to the duty to exercise reasonable care in the custody of such Collateral and such duty shall not include any obligation to ascertain or to initiate any action with respect to, or to inform the Borrower of, maturity dates, conversion, call rights, offers to purchase the Collateral or any similar matters, notwithstanding the knowledge of the Lender of the same. The Lender shall have no duty (i) to take any steps necessary to preserve the rights of the Borrowers against prior parties or to initiate any action to protect against the possibility of a decline in the market value of the Collateral, (ii) to take any action with respect to the Collateral requested by Borrowers, or (iii) to make or give any presentments, demands for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Collateral or to take any other action to preserve, protect or defend any right, title or interest of the Borrowers, or the Lender with respect thereto or to preserve any value thereof. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrowers or otherwise.

               SECTION 21. Powers Coupled with an Interest. All authorizations and agencies herein granted to the Lender with respect to the Collateral are irrevocable and powers coupled with an interest.

               SECTION 22. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               SECTION 23. Notices. All written communications hereunder shall be mailed, telecopied or delivered to the respective addresses as listed in the Custodial Agreement or to such other address as shall be designated by a party in a written notice to the other parties. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

               SECTION 24. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               SECTION 25. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 12 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default, Event of Termination or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

               SECTION 26. Assignment. Neither of the Borrowers may assign its rights or delegate its obligations under this Agreement without the express written consent of the Lender. The Lender may assign its rights and obligations hereunder upon written notice thereof to the Borrowers. If the Lender determines and notifies the Borrowers that a Participation is a desirable course of action with respect to the Secured Note, then the Borrowers shall cooperate with the Lender in the preparation of any information reasonably necessary or incidental to such Participation which is reasonably within the possession or control of the Borrowers or is obtainable by the Borrowers without undue burden or expense and shall in good faith enter into any amendments to this Agreement necessary to accomplish the Participation. In the event of a Participation, the Lender shall remain liable for all its responsibilities hereunder and under the Secured Note and the Borrowers shall not be expected to communicate with any participants. Notwithstanding any provision of this Agreement, the Borrowers shall not be required to take, and the Lender agrees that neither the Lender nor any of its Affiliates will take, any action inconsistent with the requirements of applicable law, including the Securities Act of 1933, as amended, and state securities laws.

               SECTION 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

               SECTION  28.  Agreement  Constitutes  Security  Agreement.   This
Agreement is intended by the parties hereto to constitute a security agreement within the meaning of the NY UCC.

               SECTION 29. Hypothecation or Pledge of Collateral. Nothing in this Agreement shall preclude Lender from pledging, repledging, hypothecating, or rehypothecating any of the Collateral, but no such transaction shall relieve the Lender of its obligations to the Borrowers under this Agreement or the Custodial Agreement with respect to the Collateral or impair the Borrowers' right to obtain the Collateral as provided herein.

               SECTION 30. Waivers. The Borrowers waive any right to require the Lender to (i) proceed against any other Person; (ii) proceed against or exhaust any Collateral; (iii) pursue any other remedy in the Lender's power; or (iv) make or give any presentments, demands for performance, notices of dishonor in connection with any obligations or evidence of indebtedness which constitute in whole or in part the Secured Obligations.

               SECTION 31. Further Assurances. (a) The Borrowers agree to do such further reasonable acts and things, and to execute and deliver such additional conveyances, assignments, agreements or financing statements, as the Lender may at any time reasonably request in connection with the creation, perfection, administration or enforcement of this Agreement and the other
Transaction Documents (including, without limitation, to aid the Lender, if there has been an Event of Default or Event of Termination, in the sale of all or any part of the Collateral) or related to the Collateral or any part thereof or to give any necessary or desirable notice of the security interest in the Collateral granted by this Agreement or in order better to assure and confirm to the Lender its rights, powers and remedies hereunder.

               (b) If requested by the Borrowers, and to facilitate the timely disposition of the Collateral, the Lender hereby agrees to underwrite for its own account Certificates issued by a Designated Trust; provided, however, that any Certificates so underwritten will have credit enhancement provided by a monoline insurance company rated "AAA" (or the equivalent thereof) by a nationally recognized statistical rating organization, with terms and conditions acceptable to the Lender and comparable to prior transactions involving the Parent as issuer. The purchase price to be paid by the Lender will be at an underwriting discount consistent with then-existing market standards. The interest rate on the Certificates will be determined by the Lender in its sole discretion but will be consistent with (i) then current market pricing for securities backed by collateral similar to the Collateral and (ii) prior discussions between the Lender and the Borrowers.

               SECTION 32. Governing Law. (a) This Agreement was negotiated in New York, and made by Lender and accepted by the Borrowers in the State of New York, and the Advances will be disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including without limitation matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of laws, applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, the Borrowers unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Agreement and the Secured Note, and this Agreement and the Secured Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to
Section 5-1401 of the New York General Obligations Law.

               (b) Any legal suit, action or proceeding against the Lender or the Borrowers arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and the Borrowers waive any objection which they may now or hereafter have to the determination of venue of any such suit, action or proceeding, and the Borrowers hereby irrevocably submit to the jurisdiction of any such court in any suit, action or proceeding.

               IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


Borrower:                        INDUSTRY MORTGAGE COMPANY, L.P.

                                 By:  Industry Mortgage Corporation,
                                      its General Partner

                                         /s/ GEORGE NICHOLAS
                                 By:____________________________________________
                                                  Name: George Nicholas
                                                  Title: Chief Executive Officer


Borrower:                        IMC CORPORATION OF AMERICA

                                               /s/ GEORGE NICHOLAS
                                 By:____________________________________________

                                                  Name: George Nicholas
                                                  Title: Chief Executive Officer


Lender:                          NATIONAL WESTMINSTER BANK PLC,
                                    NEW YORK BRANCH


                                 By:____________________________________________
                                                  Name:
                                                  Title:

               IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


Borrower:                        INDUSTRY MORTGAGE COMPANY, L.P.

                                 By:  Industry Mortgage Corporation,
                                      its General Partner


                                    By:_________________________________________
                                                  Name:
                                                  Title:


Borrower:                        IMC CORPORATION OF AMERICA


                                 By:____________________________________________
                                                  Name:
                                                  Title:


Lender:                          NATIONAL WESTMINSTER BANK PLC,
                                    NEW YORK BRANCH

                                        /s/ JOSEPH N. WALSH III
                                 By:____________________________________________
                                                  Name:  Joseph N. Walsh III
                                                  Title:  Managing Director

                                                                      Schedule 1


             REPRESENTATIONS AND WARRANTIES OF THE RELATED BORROWER
                    IN RESPECT OF EACH OF THE MORTGAGE LOANS

               (a) The information in respect of the Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

               (b) The Mortgage Loan is being and will be serviced by the Parent pursuant to the terms of the Interim Loan and Security Agreement;

               (c) The Mortgage Loan Documents are complete and authentic and all signatures are genuine, and the Mortgage related to the Mortgage Loan is a valid and subsisting first or second lien on real property subject, in the case of any second Mortgage Loan, only to a lien of a first Mortgage on such real property and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title in respect of the related Mortgage Loan, which exceptions are generally acceptable to prudent home equity Mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

               (d) There is no delinquent tax or assessment lien on any real property mortgaged in connection with the related Mortgage Loan;

               (e) All parties to the Mortgage Loan Documents had legal capacity to execute them and each such document has been duly and properly executed by such parties; the Mortgage Loan arose from a bona fide loan and is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the related Mortgage Note or the related Mortgage, or the exercise of any right thereunder, render either such Mortgage Note or such Mortgage (i) unenforceable in whole or in part, or (ii) subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (f) There is no mechanics' lien or claim for work, labor or material affecting any real property mortgaged in connection with the related Mortgage Loan which is or may be a lien prior to, or equal with, the lien of the Mortgage securing the related Mortgage Loan except those which are insured against by a title insurance policy;

               (g) All disclosures relating to the Mortgage Loan required by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given, and the Mortgage Loan, at the time it was made, otherwise complied in all material respects with applicable state and federal laws and regulations, including, without limitation, equal credit opportunity laws;

               (h) With respect to the Mortgage Loan, a written commitment for a lender's title insurance policy or a title insurance policy, issued in Standard American Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company generally acceptable to prudent Mortgage lending companies and authorized to transact business in the state in which the real property mortgaged in connection with such Mortgage Loan is situated (together with a condominium endorsement, if applicable, in an amount at least equal to the original principal amount of such Mortgage Loan), insuring the Mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second Mortgage lien of record on the real property described in the Mortgage (subject to the exception noted in paragraph (r)), was effective on the date of the origination of such Mortgage Loan and as of the related Funding Date for an Advance in connection with such Mortgage Loan; such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect;

               (i) The improvements upon the real property mortgaged in connection with the related Mortgage Loan are covered by a valid and existing hazard insurance policy (that also provides for fire and extended coverage, where available) with a generally acceptable carrier;

               (j) If the property securing any Mortgage Loan is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration, if obtainable with respect to such property, is in effect with respect to such property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a second priority mortgage loan, with the outstanding principal balance of the related first priority mortgage loan),
(B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

               (k) The Mortgage Loan Documents for the Mortgage Loan are the legal, valid and binding obligation of the maker thereof and are enforceable in accordance with their terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law);

               (l) The Borrower has performed any and all acts required to be performed to preserve the rights and remedies of the Lender in any insurance policies applicable to the Mortgage Loans;

               (m) The  terms of the  original  Mortgage  Note and the  original
Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument and a certified copy (as defined in Section 2 of the Custodial Agreement) of which has been delivered to the Lender or the Custodian; the substance of any such alteration or modification is reflected on the Mortgage Loan Schedule; the original Mortgage was recorded (or will be duly submitted for recordation as of the time of origination of the related Mortgage Loan and the Lender or the Custodian has been provided with such a certified copy thereof), and all subsequent assignments of such Mortgage have been recorded (or will be duly submitted for recordation and the Lender or the Custodian has been provided with such a certified copy thereof) in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof;

               (n) No monetary default has occurred in any provisions of the Mortgage Loan that would have caused or will cause a prepayment of Advances made in respect of the Mortgage Loan pursuant to Section 13 of the Agreement, no non-monetary default has occurred in any provisions of the Mortgage Loan, no instrument of release or waiver has been executed in connection with the Mortgage Loan, and no borrower in respect of such Mortgage Loan has been released, in whole or in part;

               (o) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid;

               (p) There is no proceeding pending or threatened, for the total or partial condemnation of the real property mortgaged in connection with the related Mortgage Loan, nor is such a proceeding currently occurring; such property is in no less than fair condition, as stated in the related appraisal; such property has not been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty or otherwise damaged so as to affect adversely the value of such real property as security for the Mortgage Loan or the use for which the premises were intended;

               (q) All of the improvements which were included for the purpose of determining the appraised value of the real property mortgaged in connection with the related Mortgage Loan lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such real property except those identified in the related title insurance policy and which are affirmatively insured against;

               (r) No improvement located on or being part of the real property mortgaged in connection with the related Mortgage Loan is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to he made or issued with respect to all occupied portions of such real property and, with respect to the use and occupancy of the same, including (but not limited to) certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such real property is lawfully occupied under applicable law;

               (s) The Mortgage Note related to the Mortgage Loan is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

               (t) No Mortgage Loan was originated under a buy down plan (whereby the seller of the mortgaged property or any third party, other than the mortgagor, has agreed, or is obligated, to supplement or pay a portion of the mortgagor's mortgage payments in respect of such Mortgage Loan);

               (u) There is no obligation on the part of the mortgagor or any other party to make payments in addition to those made by the mortgagor in respect of the Mortgage Loan, except for payments in the nature of escrow payments, including, without limitation, taxes and insurance payment, to be made by such borrower;

               (v) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

               (w) With respect to the Mortgage Loan secured by a second priority Mortgage, either (i) no consent for the Mortgage Loan is required by the holder of the related first Mortgage, or (ii) such consent has been obtained and is part of the Mortgage Loan Documents;

               (x) All parties which have had any interest in the Mortgage Loan, whether as Mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the real property mortgaged in connection with the Mortgage Loan is located, and
(2) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state in a manner requiring qualification or licensing;

               (y) Either the Mortgage or the Mortgage Note (or both) related to the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the real property mortgaged in connection with the Mortgage Loan is sold without the prior consent of the Mortgagee thereunder;

               (z) The Mortgage related to the Mortgage Loan contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the real property mortgaged in connection with such Mortgage Loan of the benefits of the security, including,
(i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the mortgagor which would materially interfere with the right to sell such real property at a trustee's sale or the right to foreclose such Mortgage;

               (aa) There is no monetary default (except as contemplated by Section 3(g) and Section 13 of the Agreement), breach, violation or event of acceleration existing under the

Mortgage or the Mortgage Note for the related Mortgage Loan and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a monetary default, breach, violation or event of acceleration that has or will cause a prepayment of Advances made in respect of such Mortgage Loan pursuant to Section 13 of the Agreement; there is no non-monetary default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note for the related Mortgage Loan and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a non-monetary default, breach, violation or event of acceleration; and the Borrower has not waived any monetary or non-monetary default, breach, violation or event of acceleration in respect of the Mortgage or the Mortgage Note for the related Mortgage Loan;

               (bb) The Mortgage Loans were not selected by the Borrower on any basis intended to adversely affect the value of the Lender's security interest therein;

               (cc)  An  appraisal   consistent  with  Borrower's   underwriting
guidelines was performed in connection with the real property mortgaged in connection with the Mortgage Loan;

               (dd) There has not occurred, nor has any person or entity alleged that there has occurred, upon the real property securing the Mortgage Loan any spillage, leakage, discharge or release into the air, soil or groundwater of any hazardous material or regulated wastes which spillage, leakage, discharge or release has not been remediated to the extent necessary to bring the mortgaged property into compliance with all applicable environmental laws and regulations;

               (ee) The Borrower held good and indefeasible title to, and was the sole owner of, the Mortgage Loan subject to no liens, charges, Mortgages, participations, encumbrances or rights of others or other liens released simultaneously with such pledge;

               (ff) Except as otherwise expressly approved by the Lender in writing, the Mortgage Loan is not a Refinanced Mortgage Loan;

               (gg) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines: and

               (hh) The Mortgage Loan is an Eligible Mortgage Loan.

                                                                       Exhibit A


                                  SECURED NOTE

$100,000,000                                                   February 28, 1996
                                                              New York, New York

               FOR VALUE RECEIVED, Industry Mortgage Company, L.P., a Delaware limited partnership (the "Parent") and IMC Corporation of America (the
"Subsidiary" and, together with the Parent, the "Borrower"), hereby promise to pay to the order of National Westminster Bank Plc, New York Branch, a Branch duly licensed under the laws of the State of New York of a public limited company organized under the laws of the United Kingdom, whose address is 175 Water Street, New York, New York 10038 (the "Lender"), the lesser of (a)
$100,000,000 and (b) the outstanding principal amount of all Advances (as defined in the Agreement hereinafter referred to) made by the Lender to the undersigned pursuant to that certain Interim Loan and Security Agreement, dated as of February 28, 1996 (as amended or otherwise modified from time to time, the "Agreement"), by and between the Lender and the Borrowers plus interest thereon from the date of each such Advance as provided in the Agreement. All such payment obligations (whether in respect of the aggregate principal amount of outstanding Advances made, interest thereon, or other payment obligations of the Borrower under the Agreement) shall be made in lawful money of the United States of America, in immediately available funds, on the dates and in the amounts, specified in or determined in accordance with, the Agreement.

               The amount of each Advance and the date and amount of each repayment of principal thereof shall be forwarded by the Lender to the related Borrower, by facsimile transmission upon request therefor, and shall be conclusive evidence of the accuracy of such amounts (absent manifest error).

               It is intended that the rate of interest herein shall never exceed the maximum rate, if any, which may be legally charged on the loan evidenced by this Secured Note (the "Maximum Rate"), and if the provisions for interest contained in this Secured Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate, and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the related Borrower.

               All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the Agreement, or to such other place as the Lender may from time to time direct by written notice to the Borrowers. Payments remitted by either of the Borrowers via wire transfer initiated after 4:00 p.m. New York City time shall include interest through the next Business Day.

               The Borrowers agree to pay all the Lender's costs of collection and enforcement (including reasonable fees and disbursements of the holder's counsel) in respect of this Secured Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

               Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. Notwithstanding the pledge of the Collateral, the Borrowers hereby acknowledge, admit and agree that the Borrowers' obligations under this Secured Note are recourse obligations of the Borrowers to which the Borrowers pledge their full faith and credit.

               The Borrowers, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Secured Note, (b) expressly agree that this Secured Note, or any payment hereunder, may he extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Secured Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Secured Note, to first institute or exhaust its remedies against such Borrower or any other party liable hereon or against any Collateral for this Secured Note. No extension of time for the payment of this Secured Note, or any installment hereof, made by agreement by the Lender with any Person now or hereafter liable for the payment of this Secured Note, shall affect the liability under this Secured Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.

               Any reference herein to the Lender shall he deemed to include and apply to every subsequent holder of this Secured Note.

               Reference is made to the Agreement for provisions concerning mandatory principal repayments, Collateral, acceleration and other material terms affecting this Secured Note.

               THIS SECURED NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE) WHOSE LAWS THE BORROWERS EXPRESSLY ELECT TO APPLY TO THE SECURED NOTE. THE BORROWERS AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS SECURED NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.


                         INDUSTRY MORTGAGE COMPANY, L.P.

                         By: Industry Mortgage Corporation


                             By:________________________________________________
                                     Name:
                                     Title:


                         IMC CORPORATION OF AMERICA


                             By:________________________________________________
                                     Name:
                                     Title:

                                                                     Exhibit B-1


                   NOTICE OF EXTENSION OF AGREEMENT NO. _____

National Westminster Bank Plc
175 Water Street, 20th Floor
New York, New York 10038
Attention:  Mortgage and Asset-Backed
               Securities Group
Telecopy:  212-602-5726
Confirmation:  212-602-5470

               1. Pursuant to the Interim Loan and Security Agreement, dated as of February 28, 1996 (as amended from time to time, the "Agreement"), between you and Industry Mortgage Company, L.P. and IMC Corporation of America (the "Borrowers"), the undersigned Borrowers hereby request:

                   (i) that the Funding Period be extended to the period from [insert date] to but excluding [insert date] (the "Termination Date"); and

                  (ii) that the Maximum Funding Amount for the Funding Period as so extended [be increased/decreased to] [remain] [$----------].

The undersigned Borrowers agree that, upon acceptance by the Lender of this Notice of Extension of Agreement No. _____ by signing and dating the same below, the Borrowers will be bound by the terms of the Agreement as amended by this Notice of Extension of Agreement in the manner set forth in this paragraph 1.

               2. The undersigned Borrowers hereby certify that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Funding Termination Date requested herein, before and after giving effect thereto:

        A. Each of the representations and warranties of the Borrowers contained in the Agreement and the other Transaction Documents are true and correct in all material respects; provided that the reference to __________, 199__ in Section 6(a)(iv) of the Agreement shall be deemed to be a reference to [insert date of most recently delivered financial statements]; and

        B. No Event of Termination has occurred and no Default or Event of Default has occurred and is continuing.

               3. Unless otherwise defined in this Notice of Extension of Agreement No. _____, terms defined in the Agreement shall have their defined meanings when used herein.

               4. Except as expressly modified by this Notice of Extension of Agreement No. _____, the Agreement shall be in full force and effect.

               5. This Notice of Extension of Agreement No. _____ and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               6. The undersigned Borrowers are delivering herewith to the Lender an opinion of counsel to the Borrowers, substantially in the form of Exhibit B-2 to the Agreement [and an Endorsement to the Secured Note, substantially in the form of Exhibit B-3 to the Agreement.](1)



- --------

(1) Required if the Maximum Funding Amount is being increased to an amount greater than the then maximum principal amount of the Secured Note.

               IN WITNESS WHEREOF, the undersigned Borrowers have caused this Notice of Extension of Agreement No. _____ to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.


                        INDUSTRY MORTGAGE COMPANY, L. P.

                        By:  Industry Mortgage Corporation,
                             its General Partner


                             By:________________________________________________
                                   Name:
                                   Title:


                        IMC CORPORATION OF AMERICA


                        By:_____________________________________________________
                                   Name:
                                   Title:


AGREED TO AND ACCEPTED:

NATIONAL WESTMINSTER BANK PLC,
        NEW YORK BRANCH


By:_______________________________________
   Name:
   Title:

Date:_____________________________________

                                                                     Exhibit B-2


                      [Letterhead of Counsel to Borrowers]


                           ____________________, 199__


National Westminster Bank Plc
175 Water Street
New York, New York 10038

Gentlemen:

               This opinion is being delivered to you pursuant to Section 3(a) of the Agreement.

               [Opinion  to  be  modified   to  reflect  the  inclusion  of  the
Subsidiary as a Borrower.]

               Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Interim Loan and Security Agreement.

               [Assumptions and Qualifications Acceptable to Lender]

               Based upon the foregoing, I am of the opinion that:

               1. The Borrower is a [limited partnership] duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified or licensed to do business in each state wherein it owns property or is required to be so qualified or licensed.

               2. The Borrower has the power and legal right to enter into and deliver [the Endorsement and] the Notice of Extension, to borrow under the Interim Loan and Security Agreement, as amended by the Notice of Extension, and the Note [as amended by the Endorsement], and to grant liens under the Interim Loan and Security Agreement, as amended by the Notice of Extension, and has taken all necessary action to authorize such borrowing and such granting of liens upon the terms and conditions of the Interim Loan and Security Agreement, as amended by the Notice of Extension, and to authorize the execution and delivery of the Notice of Extension. No consent of any other Person (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery or enforceability of [the Endorsement and] the Notice of Extension or the enforceability of any of the Transaction Documents.

               3. The execution, delivery and performance of each of the Transaction Documents to which the Borrower is a party will not violate any provision of any existing law or regulation applicable to the Borrower or of the certificate or limited partnership or limited partnership agreement of the Borrower or of any Mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and, to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

               4. Each of [the Endorsement] and the Notice of Extension has been duly authorized, executed and delivered by the Borrower and, upon due authorization, execution and delivery by the other parties thereto, will constitute a valid, legal and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

               5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its respective assets.

               6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of ____________ for the execution, delivery and performance of the Transaction Documents to which the Borrower is a party.

               7. The execution, delivery and performance by the Borrower of the Transaction Documents to which it is a party do not conflict with or result in a breach of or constitutes a default under any law, rule or regulation of the federal government or the State of _______________.

               8. The delivery by the Borrower to the Custodian of the promissory notes (the "Notes") evidencing the Mortgage Loans as and in the manner contemplated by the Interim Loan and Security Agreement and the Custodial Agreement, create a perfected first priority security interest in the Notes securing the obligations of the Borrower to the Lender under the Interim Loan and Security Agreement.

               I am admitted to practice law in the State of _______________, and the foregoing opinions are limited to the federal law of the United States and the laws of the State of _______________.

                                 Sincerely yours,

                                                                     Exhibit B-3


                                  SECURED NOTE
                               ENDORSEMENT NO. ___



                                                           ______________, 199__


               The undersigned Borrowers hereby agree with National Westminster Bank Plc (the "Lender") that the Secured Note of the Borrowers, dated February 28, 1996, as it may have been previously amended by endorsement, in the maximum principal amount of $__________, to which this Secured Note Endorsement No. ___ is attached, is hereby amended by changing the maximum principal amount of the Secured Note to $__________.

               This Secured Note Endorsement No. ___ is given as a renewal, rearrangement and extension of the obligations of the Borrowers to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrowers hereby authorize the Lender to attach this Secured Note Endorsement No. ___ to the Secured Note.

Borrower:                        INDUSTRY MORTGAGE COMPANY, L.P.

                                 By:  Industry Mortgage Corporation,
                                      its General Partner


                                    By:_________________________________________
                                          Name:
                                          Title:


                                 IMC CORPORATION OF AMERICA


                                 By:____________________________________________
                                          Name:
                                          Title:


Lender:                          NATIONAL WESTMINSTER BANK PLC
                                    NEW YORK BRANCH


                                 By:____________________________________________
                                          Name:
                                          Title:

                                                                       Exhibit C


                       [Letterhead of Counsel to Borrower]



                              _______________, 1996





[Custodian's Address]

National Westminster Bank Plc
175 Water Street
New York, New York 10038

Gentlemen:

               This opinion is being delivered to you pursuant to subsection 2(d)(iii)(A) of the Interim Loan and Security Agreement.

               [Opinion   must  be   modified   to  reflect the inclusion of the
Subsidiary as a Borrower.]

               Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Interim Loan and Security Agreement.

               [Assumptions and Qualifications Acceptable to Lender]

               Based upon the foregoing, I am of the opinion that:

               1. The Borrower is a [limited partnership] [corporation] duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business in each state wherein it owns property or is required to be so qualified or licensed.

               2. The Borrower has the power and legal right to enter into each of the Transaction Documents to which it is a party, to borrow under the Interim Loan and Security Agreement and the Note and to grant liens under the Interim Loan and Security Agreement and has taken all necessary action to authorize such borrowing and such granting of liens upon the terms and conditions of the Interim Loan and Security Agreement and to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. No consent of any other Person (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery or enforceability of each of the Transaction Documents to which the Borrower is a party.

               3. Each of the Transaction Documents has been duly authorized, executed and delivered by the Borrower and, upon due authorization, execution and delivery by the other parties thereto, will constitute a valid, legal and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

               4. The execution, delivery and performance of each of the Transaction Documents to which the Borrower is a party will not violate any provision of any existing law or regulation or of the certificate of limited partnership or limited partnership agreement of the Borrower or of any Mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and, to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

               5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its respective assets.

               6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of _____________ for the execution, delivery and performance of the Transaction Documents to which the Borrower is a party.

               7. The execution, delivery and performance by the Borrower of the Transaction Documents to which it is a party do not conflict with or result in a breach of or constitute a default under any law, rule or regulation of the federal government or the State of _______________.

               8. The delivery by the Borrower to the Custodian of the promissory notes (the "Notes") evidencing the Mortgage Loans as and in the manner contemplated by the Interim Loan and Security Agreement and the Custodial Agreement, create a perfected first priority security interest in the Notes securing the obligations of the Borrower to the Lender under the Interim Loan and Security Agreement.

               I am admitted to practice law in the State of __________, and the foregoing opinions are limited to the federal law of the United States and the laws of the State of ______________.

                                 Sincerely yours,

                                                                       Exhibit D



                       NOTICE OF BORROWING NO. __________





National Westminster Bank Plc
175 Water Street, 20th Floor
New York, New York 10038
Attention:  Mortgage and Asset-Backed
               Securities Group
Telecopy:  212-602-5726
Confirmation:  212-602-5470

               Pursuant to the Interim Loan and Security Agreement, dated as of February 28, 1996 (as amended from time to time, the "Agreement"), between you and Industry Mortgage Company, L.P. and IMC Corporation of America (the "Borrowers"), the undersigned Borrower hereby gives notice of its election to request an Advance and, in connection therewith, sets forth below the following information (all capitalized terms used herein shall have the meaning specified therefor in the Agreement):

        [1. The Advance is being made in respect of Mortgage Loans to be sold [to [Name of Trust]] (the "Designated Trust")] [pursuant to a Designated Sale].

        2. The principal amount of the requested Advance is $_______________ [minimum amount of at least $500,000].

        3. The Business Day on which this Advance is to be made is _______________, 199__ (the "Funding Date") [in the case of a LIBOR Advance, the Funding Date may be no earlier than the third Business Day following the date hereof and, in the case of a Federal Funds Rate Advance, the Funding Date may be the date hereof] [in the case of a Federal Funds Rate Advance, the index will convert to LIBOR on the third Business Day following the date hereof].

        4. The date on which this Advance shall mature is _______________, 199__ or, if earlier, the date of the related Securitization or the related Designated Sale [the Maturity Date].

        5. Attached hereto is a copy of the Mortgage Loan Schedule (as defined in the Custodial Agreement) being submitted to the Custodian in connection with the Advance requested hereby.

        6. In the event of a LIBOR Advance, the LIBOR fixture period shall begin on the date of such Advance and shall end on the fifth Business Day of the following month.

        7. The Advance shall be wired to [specify Bank, location, account] in immediately available funds.

               The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto:

        A. Each of the representations and warranties of the Borrower contained in the Agreement and the other Transaction Documents are true and correct in all material respects; and

        B. No Event of Termination has occurred and no Default or Event of Default has occurred and is continuing and no Default or Event of Default will occur as a result of the making of the Advance.

                                 [INDUSTRY MORTGAGE COMPANY, L.P.

                                 By:  Industry Mortgage Corporation,
                                      its General Partner


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

                                    Date:______________________________ , 199__]


                                 [IMC CORPORATION OF AMERICA

                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

                                    Date:______________________________ , 199__]






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